Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED

NON-EXCLUSIVE LICENSE AGREEMENT

This Non-Exclusive License Agreement (this “Agreement”) is made and entered into as of this 29th day of May, 2015 (the “Effective Date”), by and between ASKLEPIOS BIOPHARMACEUTICAL, INC., a North Carolina corporation with an address at 45 North Chatham Parkway, Chapel Hill, NC 27517 (“AskBio”), and AVEXIS, INC., a Delaware corporation with an address at 4925 Greenville Avenue, Suite 604, Dallas, Texas 75206 (“AveXis”).  AskBio and AveXis may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, AskBio has exclusively licensed from the University of North Carolina at Chapel Hill (“UNC”) all right and title in certain AskBio Patent Rights and AskBio Know-How for use in the Field;

WHEREAS, AveXis desires to acquire a non-exclusive license under the applicable AskBio Licensed Technology to develop, make, have made, use, sell, offer to sell, import, export and distribute the Licensed Product(s) in the Field and AskBio is willing to grant such a license to AveXis under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, in accordance with and subject to the terms and conditions specified below, the Parties agree as follows:

AGREEMENT

ARTICLE 1
DEFINITIONS.

Unless otherwise defined in this Agreement, all capitalized terms shall have the meaning ascribed to them in this Article 1.  Unless otherwise indicated to the contrary in this Agreement by the context or use thereof:  (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement and not to any particular Article or Section; (b) words importing the masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; and (d) the words “include”, “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation.”

1.1                               “Affiliate” means, with respect to any person or entity, any other person or entity that directly or indirectly controls, is controlled by, or is under common control with such person or entity.  A person or entity shall be deemed to “control” another person or entity if (a) it owns or controls, directly or indirectly, more than fifty percent (>50%) of the issued and outstanding voting securities, capital stock, or other comparable equity or ownership interest of the other person or entity, (b) it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the person or other entity, or (c) it possesses the power to elect or appoint more than fifty percent (>50%) of the members of the governing body of the person or other entity.

1.2                               “Applicable Law” means any local, state or federal rule, regulation, statute or law in any jurisdiction relevant to the activities undertaken pursuant to this Agreement or applicable to either of the Parties with respect to any matters set forth herein.

1.3                               “AskBio Know-How” means all formulations, designs, technical information, know-how, knowledge, data, specifications, test results and other information, whether or not patentable, that (a) are owned or Controlled by AskBio as of the Effective Date or (b) are directly related to the AskBio Patent Rights, and, with respect to both (a) and (b) are necessary for the manufacture, use, development, testing, marketing, export, import, offer for sale or sale of Licensed Products.

1.4                               “AskBio Licensed Technology” means, collectively, the AskBio Patent Rights and the AskBio Know-How.

1.5                               “AskBio Patent Rights” means the Patent Rights owned or Controlled by AskBio as set forth on Appendix I.  For avoidance of doubt, the AskBio Patent Rights shall not include any Chimeric Vector Technology included within such AskBio Patent Rights.

1.6                               “AveXis Improvements” means all findings, technology, techniques, know-how, modifications, developments, inventions, discoveries, improvement to the AskBio Licensed Technology, whether or not patentable or otherwise eligible for other state, federal, or national intellectual property protection made, developed, conceived or reduced to practice by or at the direction of AveXis or its Sublicensees during the Term.  For avoidance of doubt, Licensed Products shall not be deemed AveXis Improvements.

1.7                               “BLA” means a Biologics License Application filed with the FDA pursuant to 21 C.F.R. § 601.2 et seq., or any foreign equivalent filed with the applicable Regulatory Authorities in a country or territory to obtain Marketing Authorization for Licensed Product(s) in such country or territory.

1.8                               “Chimeric Vector Technology” means ****.

1.9                               “Clinical Trials” means the testing or evaluation of any Licensed Product in the Field in human subjects and in connection with a process to obtain Regulatory Approval to market a Licensed Product in the Field.

1.10                        “Commercially Reasonable Efforts” means the use of such reasonably needed efforts and dedication of those resources reasonably needed for the development and commercialization of any Licensed Product(s) consistent with **** .

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.11                        “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement by and between AskBio and AveXis, dated effective as of April 1, 2014.

1.12                        “Control” means, with respect to any Patent Right or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise (other than by operation of any license and other grants hereunder), to assign or grant a license, sublicense or other right to or under such Patent Right or other intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.13                        “Cover”, “Covering” and “Covered” means that the making, having made, using, selling, offering for sale or importing of the relevant subject matter would, absent a license or ownership by a Party, infringe a Valid Claim of a patent or a claim in a currently pending patent application or any patents issuing thereupon.

1.14                        “Disclosing Party” means the Party disclosing Confidential Information to the other Party hereunder.

1.15                        “Dollar(s)” means United States dollars.

1.16                        “FDA” means the United States Food and Drug Administration, or any successor entity that may be established hereafter which has substantially the same authority or responsibility currently vested in the United States Food and Drug Administration.

1.17                        “Field” means the research, development and commercialization of agents for the treatment of Spinal Muscular Atrophy in humans.

1.18                        “First Clinical Trial” means that Clinical Trial entitled “Gene Transfer Clinical Trial for Spinal Muscular Atrophy Type 1” and bearing clinicaltrials.gov identifier number NCT02122952.

1.19                        “First Commercial Sale” means, with respect to the Licensed Product(s), the first sale by AveXis or any of its Sublicensees to a Third Party following receipt of Regulatory Approval in the country of sale.  A Licensed Product sale shall be deemed to occur on ****.  For avoidance of doubt, First Commercial Sale after receipt of Regulatory Approval does not include sale of a Licensed Product under ****.

1.20                        “IND” means an Investigational New Drug Application as filed with the FDA or equivalent applications filed with other Regulatory Authorities, including any foreign equivalent of the FDA.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.21                        “Licensed Product” means any product for use in the Field whose development, making, having made, use, sale, offer for sale, import, export and distribution would, in the absence of a license from AskBio, infringe one or more Valid Claims of the AskBio Patent Rights and/or use the AskBio Licensed Know-How.

1.22                        “Marketing Authorization” means the requisite governmental approval for the marketing and sale of a Licensed Product in a given country.

1.23                        “Net Sales” means the gross revenues invoiced by or on behalf of AveXis and any of its Sublicensees in connection with the sale, lease or other transfer for value of Licensed Product(s), in all cases after deduction of ****.

1.24                        “Patent Rights” means patents and patent applications, whether domestic or foreign, including all continuations, continuations-in-part, divisions, provisionals and renewals, and letters of patent granted with respect to any of the foregoing, patents of addition, supplementary protection certificates, registration or confirmation patents and all reissues, re-examination and extensions thereof.

1.25                        “Quarter” means the calendar quarterly periods ending March 31, June 30, September 30 and December 31.

1.26                        “Recipient” means the Party receiving Confidential Information hereunder.

1.27                        “Regulatory Approval” means with respect to a particular country in the Territory, receipt of all governmental approvals and authorizations necessary for the manufacture and commercial sale of the Licensed Product(s) in the applicable country, including, but not limited to, Marketing Authorization, pricing approval and reimbursement approval, as applicable.

1.28                        “Regulatory Authority” means, with respect to any country, any and all governmental or regulatory bodies or authorities having the authority to approve the import, storage, export, transport, manufacture, sale and/or use of the Licensed Product(s), including the FDA.

1.29                        “Royalty Term” means, with respect to each Licensed Product, on a country-by-country basis, the period beginning upon the Effective Date and ending upon expiration of ****.

1.30                        “Territory” means worldwide.

1.31                        “Third Party” means any entity other than AskBio or AveXis or their respective Affiliates.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.32                        “Valid Claim” means any claim of any Patent Rights that has issued, is unexpired and has not been rejected, revoked or held unenforceable or invalid by a final, non-appealable decision of a court or other governmental authority of competent jurisdiction or unappealed within the time allowable for appeal, and that has not been explicitly disclaimed, or admitted by AskBio to be invalid or unenforceable through reissue, disclaimer or otherwise.

ARTICLE 2
LICENSE GRANTS

2.1                               License.  Subject to the terms and conditions of this Agreement, AskBio hereby grants to AveXis a non-exclusive, royalty-bearing, non-transferable (except in accordance with Section 13.1) license, with the right to sublicense (subject to the conditions set forth in Section 2.2 below) under the AskBio Licensed Technology to develop, make, have made, use, sell, offer to sell, import, export and distribute Licensed Products in the Field in the Territory.

2.2                               Terms of Sublicenses.  AveXis shall have the right to grant sublicenses of the licenses granted to AveXis hereunder upon ****.  AveXis shall enter into a written agreement with each such approved sublicensee (each, a “Sublicensee”), which such agreement shall be consistent with the terms and conditions of this Agreement.  Any act or omission in contravention of any provision of this Agreement by any Sublicensee shall be deemed a material breach of this Agreement by AveXis.  AveXis shall provide a copy of all sublicense agreements to AskBio within **** of executing the same.  If AveXis becomes aware of any Sublicensee not complying with this Agreement, then AveXis shall inform AskBio within **** thereof and shall take all steps reasonably necessary to ensure compliance herewith by such Sublicensee or terminate the agreement with such Sublicensee that fails to comply with the provisions of this Agreement.  No Sublicensees shall be permitted to further sublicense the rights granted hereunder without ****.

2.3                               No Implied Rights or Licenses.  Except as expressly provided herein, AskBio does not grant to AveXis, whether by implication, estoppel or otherwise, any right or license under this Agreement to use any AskBio Licensed Technology, AskBio Confidential Information, or any other trademark, copyright, trade secret, know-how or any other intellectual property owned or Controlled by AskBio.  Any use or practice of the intellectual property rights licensed to AveXis under this Agreement except as expressly permitted by this Agreement shall constitute a material breach of this Agreement.  AveXis covenants and agrees to immediately cease any non-permitted use.

ARTICLE 3
DILIGENCE REQUIREMENTS

Within **** following the Effective Date, AveXis shall provide AskBio with a clinical development plan for Licensed Products.  AveXis shall use its Commercially Reasonable Efforts to research, develop, commercialize and sell Licensed Products in the Field throughout the Term.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Failure by AveXis to use Commercially Reasonable Efforts in accordance with this Article 3 shall constitute a material breach of this Agreement.

ARTICLE 4
MILESTONES; MINIMUM SALES; ROYALTY PAYMENTS; ROYALTY REPORTS.

4.1                               License Issue Fee.  AveXis shall pay AskBio a one-time, non-refundable license issue fee of One Million Dollars ($1,000,000), payable as follows: (a) Three Hundred Thousand Dollars ($300,000) within thirty (30) days following the Effective Date; (b) Three Hundred Thousand Dollars ($300,000) within thirty (30) days following the first dosing of the first patient immediately following the Effective Date in the First Clinical Trial; and (c) Four Hundred Thousand Dollars ($400,000) within thirty (30) days following the first dosing of the ninth (9th) study subject in the First Clinical Trial, unless ****.

4.2                               Annual Payments.  AveXis shall pay AskBio an annual license fee of Fifty Thousand Dollars ($50,000) per year beginning on the first anniversary of the Effective Date, payable within **** of and on each anniversary of the Effective Date during the Term.

4.3                               Development Milestone Payment.  Within **** following ****, AveXis shall pay to AskBio Six Hundred Thousand Dollars ($600,000) (the “Milestone Payment”).  The Milestone Payment will be payable only once regardless of (a) whether such milestone is achieved by more than one Licensed Product and (b) whether such milestone is achieved by AveXis, or any Sublicensee (or any of their respective permitted sublicensees).  The Milestone Payment shall ****.  For avoidance of doubt, the Milestone Payment remains in effect on a country-by-country basis until the later of ****.

4.4                               Sales Milestones.  Within **** following the achievement of the following sales based milestones (each, a “Sales-Based Milestone”), AveXis shall pay to AskBio the following amounts (each, a “Sales-Based Milestone Payment”), regardless of whether such Sales-Based Milestone is achieved by AveXis, or any Sublicensee (or any of their respective permitted sublicensees):

(a)                                 **** Commercial Sale of the **** Licensed Product to receive Regulatory Approval ****: $4,000,000;

(b)                                 **** Commercial Sale of the **** Licensed Product to receive Regulatory Approval ****: $4,000,000; and

(c)                                  The **** calendar year in which worldwide Net Sales of a Licensed Product exceeds **** in ****:  $1,000,000.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Sales-Based Milestones Payments will be payable only once regardless of (i) whether such Sales Based Milestone is achieved by more than one Licensed Product and (ii) whether such Sales Based Milestone is achieved by AveXis, or any Sublicensee of AveXis (or any of their respective permitted sublicensees).  Sales-Based Milestone Payments will be paid to AskBio regardless of ****.

4.5                               Royalties.  During the Royalty Term, with respect to each Licensed Product, AveXis shall pay to AskBio tiered royalties (the “Royalty(ies)”) based on aggregate, annual Net Sales of all Licensed Products on a Field-by-Field basis, in all countries in which Royalties are payable at that time in an amount equal to:

(a)                                 **** of Net Sales for Net Sales ****;

(b)                                 **** of Net Sales for Net Sales **** up to and including ****; and

(c)                                  **** of Net Sales for Net Sales ****.

For clarity, an example of Royalties due to AskBio if AveXis receives **** in cumulative Net Sales of all Licensed Products in a calendar year is below:

(d)                                 **** of the first **** or **** for such calendar year; and

(e)                                  **** of the next **** or ****, for a total Royalty of **** for such calendar year.

During the period commencing on the Effective Date and expiring **** following the receipt of Regulatory Approval in the United States for the first Licensed Product (the “Royalty Option Period”), AskBio hereby grants AveXis the option, upon written notice and payment to AskBio of the Royalty Option Fee (as defined below), to reduce all Royalty percentages set forth in this Section 4.5 for all Licensed Products by **** (the “Royalty Buy-Down Option”), for a **** payment to AskBio of **** (the “Royalty Option Fee”).  For avoidance of doubt, in the event AveXis does not notify AskBio of its exercise of the option hereunder and pay the full amount of the Royalty Option Fee prior to expiration of the Royalty Option Period, the Royalty percentages set forth above shall continue to apply to all Licensed Products during the entire Royalty Term.

For avoidance of doubt, if AveXis exercises the Royalty Buy-Down Option, then from and after such date, the Royalties due to AskBio will be as follows:

(a)                                 **** of Net Sales for Net Sales ****;

(b)                                 **** of Net Sales for Net Sales **** up to and including ****; and

(c)                                  **** of Net Sales for Net Sales****.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.6                               Royalty Stacking.  If AveXis is reasonably required to take a royalty-bearing license under any Third-Party Patent Rights to avoid infringement of such Third-Party Patent Rights in order to manufacture, use or sell a Licensed Product and if AveXis’ total royalty burden to all licensors (including to AskBio hereunder) for Net Sales of a Licensed Product exceeds ****, the Royalties due hereunder for such Licensed Product shall be reduced proportionally in accordance with the following formula:

R2 = ****,

where:

R2 is the reduced Royalty due to AskBio;

R1 is the unreduced Royalty due to AskBio; and

T is the total royalty due to all AveXis licensors required in accordance with this Section 4.6;

provided, however, that in no event shall AveXis pay less than **** of the Royalties that AveXis would otherwise pay to AskBio with respect to Net Sales if there were no Third-Party royalties due in accordance with this Section 4.6.

4.7                               Sublicensing Income.  Within **** of receipt of the following payments by AveXis, AveXis shall pay AskBio, **** of any and all non-Royalty, non-Milestone Payments and non-Sales-Based Milestone Payment consideration attributable to each Licensed Product, including without limitation, any payment due to AveXis in consideration for sublicensing any license granted hereunder or distribution of any Licensed Product, including **** (but excluding ****).

In the event AveXis receives any non-cash consideration in accordance with this Section 4.7, AveXis shall pay AskBio **** of the fair market value of such non-cash consideration within **** following receipt by AveXis of such non-cash consideration.  For avoidance of doubt, the fees payable to AskBio pursuant to this Section 4.7 shall not apply to ****.

In the event AveXis receives **** from a Sublicensee as a result of such Sublicensee achieving one or more of the Milestone or Sales-Based Milestones, then the amount of the payment due to AskBio with respect to such sublicense fee payments shall be calculated by applying the **** sublicensing fee rate to the sublicense fees received by AveXis from such Sublicensee for achievement of the applicable Milestone or Sales Based Milestones after deducting ****.  For clarity and avoidance of doubt, the **** sublicense fee rate shall be applied to the total amount of all sublicense fee payments received by AveXis corresponding to Milestone and SalesBased Milestone after deducting ****.  By way of example, but not limitation, if a Sublicensee achieves the Milestone set forth in Section 4.3, and the terms of the sublicense agreement between AveXis and such Sublicensee requires such Sublicensee to pay to AveXis **** for the achievement of such milestone, then AveXis would be required to pay to AskBio (a) **** (the amount the Milestone due to AskBio), plus (b) **** of the difference between **** and **** (i.e., an additional ****).

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.8                               Payments, Reports, Exchange Rates.  AveXis shall keep AskBio reasonably informed, but no less than ****, about the progress of its development and commercialization of the Licensed Product(s) and AveXis shall notify AskBio within **** following any of the Milestone Events or Sales-Based Milestones have been achieved.  AveXis shall notify AskBio within **** following ****.  Commencing with the conclusion of **** during which ****, AveXis shall, within **** of the end of each Quarter during the Term, furnish to AskBio a written report (each, a “Royalty Report”) showing for such reporting period, on a Licensed Product-by-Licensed Product and country-by-country basis: ****.  AveXis shall remit Royalties to AskBio on a **** basis with the submission of each Royalty Report.  All reports delivered hereunder shall be the Confidential Information of AveXis.  Further, AveXis shall include a detailed listing of each of the items ****.

ARTICLE 5
RECORDS; AUDITS; PAYMENT TERMS.

5.1                               Records.  AveXis shall keep, and shall ensure that its Sublicensees shall keep, complete and accurate records in sufficient detail to make the reports required hereunder, to confirm compliance with the provisions of this Agreement, to properly reflect all amounts billed, owed or reported and to verify the amounts payable hereunder during the Term and for a period of **** after such payments are made.

5.2                               Currency Conversion.  With respect to sales of Licensed Product(s) invoiced in Dollars, the gross invoiced sales, Net Sales, and Royalties payable shall be expressed in the report in Dollars.  With respect to sales of Licensed Product(s) invoiced in a currency other than Dollars, the gross invoiced sales, Net Sales and Royalties payable shall be expressed in the Royalty Report in the domestic currency of the country in which such sale was made as well as in the Dollar equivalent of the Royalty payable and the exchange rate used in determining the amount of Dollars.  The Dollar equivalent shall be calculated using the average exchange rate for the applicable Quarter (local currency per Dollar) as published by Bloomberg on the last business day of each month during the applicable Quarter.

5.3                               Audits.  Upon **** prior written notice from AskBio, AveXis shall permit, and shall ensure that its Sublicensees shall permit, an independent certified public accounting firm of recognized national standing in the United States, selected by AskBio and reasonably acceptable to AveXis, at AskBio’s expense, to have access to AveXis’ (or its Sublicensees) records as may be reasonably necessary to verify the accuracy of any amounts reported, actually paid or payable under this Agreement.  Such audits may be made no more than ****, during normal business hours at reasonable times mutually agreed by the Parties.  If such accounting firm concludes that additional amounts were owed to AskBio during such period, AveXis shall pay such additional amounts or refund such overpayment (including interest on such additional sums in accordance with Section 5.4) within **** following the date AskBio delivers to AveXis such accounting firm’s written report so concluding.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The fees charged by such accounting firm shall be paid by ****; provided, however, that if the audit discloses that the AveXis underpaid AskBio by more than **** of the amounts actually due for such period, then the AveXis shall pay the reasonable fees and expenses charged by such accounting firm.

5.4                               Interest.  Notwithstanding anything to the contrary in this Agreement, all payments due hereunder shall be due and payable in accordance with the terms and conditions of this Agreement and shall be paid in full in immediately available funds.  All payments required under this Agreement, including any discovered underpayment or any other payment under this Agreement, shall, if overdue, bear interest until paid at a per annum rate that is **** above the prime rate quoted in the Money Rates section of The Wall Street Journal, Eastern Edition, from the date on which payment was due, calculated daily on the basis of a 365-day year; provided, however, that in no event shall such rate exceed the highest rate allowed under Applicable Law.  The payment of such interest shall not foreclose AskBio from exercising any other rights or remedies it may have as a consequence of the lateness of any payment.

5.5                               Payment Method.  All payments by AveXis under this Agreement shall be paid in Dollars.  All such payments shall be made by electronic funds transfer in immediately available funds to such account as AskBio shall designate before such payment is due.  AveXis shall be responsible for the full amount of any fees associated with any payment made hereunder and shall use reasonable efforts to pay such fees prior to or at the time of such transfer so that the fees are not passed on to AskBio.  If at any time, legal restrictions prevent the prompt remittance of part or all Royalties due with respect to sales of any Licensed Product(s) in any country where such Licensed Product(s) is sold, AveXis shall use its reasonable efforts to ensure that such payments shall be made promptly through such lawful means or methods as AveXis and AskBio shall reasonably determine.

ARTICLE 6
REGULATORY FILINGS; RIGHT OF CROSS-REFERENCE

6.1                               Licensed Product Regulatory Filings.  AveXis shall be responsible for obtaining any reasonably necessary or appropriate Regulatory Approvals and/or product registrations for the use, distribution or sale of Licensed Products.  The decision to seek such Regulatory Approvals and/or product registrations for such Licensed Products shall be made solely by AveXis or a Sublicensee or Affiliate of AveXis.  The costs and expenses of securing such Regulatory Approvals and/or product registrations shall be borne solely by AveXis.

6.2                               AskBio Right of Cross-Reference.  AskBio shall have a non-transferrable, non-sublicensable (except to AskBio’s Affiliates) right to cross-reference any IND or BLA (as applicable, and including any foreign equivalent thereof) filed with the FDA (or any applicable foreign agency) for any Licensed Product; ****.  AskBio shall provide not less than **** prior written notice to AveXis before cross-referencing such applications with respect to any field or indication.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AveXis shall submit to the appropriate Regulatory Authorities all documentation required under Applicable Laws to effectuate such right of reference by AskBio.  The rights of AskBio set forth in this paragraph shall immediately terminate upon ****.

ARTICLE 7
CONFIDENTIALITY.

7.1                               In General.  During the Term and for a period of **** thereafter, each Party shall maintain in confidence all information and materials of the other Party disclosed or provided to it by or on behalf of the other Party (either pursuant to this Agreement or the Confidentiality Agreement) including the terms and conditions (but not the existence) of this Agreement.  Confidential Information shall be identified as confidential in writing or, if disclosed verbally or by observation, summarized in writing and submitted to Recipient within **** of the oral or visual disclosure thereof (together with all embodiments thereof, the “Confidential Information”).  Confidential Information shall include (a) in the case of AskBio, all AskBio Know-How and (b) Confidential Information of either Party disclosed under the Confidentiality Agreement.  It may also include information regarding intellectual property and confidential or proprietary information of Affiliates and Third Parties.  The terms and conditions of this Agreement shall be deemed Confidential Information of both Parties.

7.2                               Notwithstanding the foregoing, Recipient’s obligations of confidentiality and restricted use shall not apply to any Confidential Information of the Disclosing Party that the Recipient can demonstrate by contemporaneous written records was:

(a)                                 known to the general public at the time of its disclosure to the Recipient, or thereafter became generally known to the general public, other than as a result of actions or omissions of the Recipient in violation of this Agreement or the Non-Disclosure Agreement;

(b)                                 disclosed to the Recipient on an unrestricted basis from a source unrelated to the Disclosing Party and not known by the Recipient to be under a duty of confidentiality to the Disclosing Party; or

(c)                                  independently developed by the Recipient, or known by the Recipient prior the date of disclosure by the Recipient, without the use of Confidential Information of the Disclosing Party.

7.3                               Additional Protections.  Each Party shall take all reasonable steps to maintain the confidentiality of the Confidential Information of the other Party, which steps shall be no less protective than those that such Party takes to protect its own information and materials of a similar nature, but in no event less than a reasonable degree of care.  Neither Party shall use or permit the use of any Confidential Information of the other Party except for the purposes of carrying out its obligations or exercising its rights under this Agreement.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

All Confidential Information of a Party, including all copies and derivations thereof, is and shall remain the sole and exclusive property of the Disclosing Party and subject to the restrictions provided for herein.  Neither Party shall disclose any Confidential Information of the other Party other than ****.

7.4                               Permitted Disclosures.  The obligations set forth in this ARTICLE 7 shall not apply to the extent that Recipient is required to disclose information under Applicable Law, judicial order by a court of competent jurisdiction, the rules of a securities exchange or requirement of a Regulatory Authority for purposes of obtaining approval to test or market Licensed Product(s); provided, however, that the Recipient shall provide prior written notice thereof to the Disclosing Party and sufficient opportunity for the Disclosing Party to review and comment on such required disclosure and request confidential treatment thereof or a protective order therefore.  ****.

7.5                               Irreparable Injury.  The Parties acknowledge that either Party’s breach of this ARTICLE 7 may cause the other Party irreparable injury for which it may not have an adequate remedy.  In the event of a breach, the non-breaching Party shall be entitled to seek injunctive relief (without the proof of actual damages or posting of a bond) in addition to any other remedies it may have under Applicable Law or in equity.

ARTICLE 8
INTELLECTUAL PROPERTY MATTERS.

8.1                               Improvements.

(a)                                 Disclosure.  AveXis shall promptly (but in no event more than **** following the making, conception, or reduction to practice thereof) disclose and briefly describe each AveXis Improvement, in writing to AskBio.

(b)                                 AveXis Improvements.  The entire right and title in all AveXis Improvements, and any Patent Rights Covering any AveXis Improvements, shall be owned solely by AskBio, regardless of inventorship.  AveXis shall assign to AskBio (and shall cause any permitted Sublicensees to assign), and hereby assigns to AskBio, all right, title and interests in and to all AveXis Improvements without the payment of any compensation to AveXis.  AveXis shall require all employees or others acting on behalf of AveXis (including without limitation, AveXis’ contractors, agents and Sublicensees) to be obligated under a binding written agreement to assign all AveXis Improvements made or developed by such party to AveXis.  AveXis shall execute all documents and perform all acts required to secure to AskBio or its nominees, patent protection throughout the world upon all such AveXis Improvements.  AskBio shall directly pay the expenses related to the foregoing, or shall reimburse Licensee for its reasonable expenses in this regard.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(c)                                  License Grant.  AskBio shall grant, and hereby grants, to AveXis a non-exclusive, worldwide, royalty-free, transferable, sublicensable, irrevocable, perpetual license to practice any AveXis Improvements, including the right to research, develop, use, make, sell, offer to sell Licensed Products.  For avoidance of doubt, the foregoing license to AveXis Improvements shall not expand the rights of AveXis to use any AskBio Licensed Technology outside the Field and, to the extent that use of such AveXis Improvements outside the Field would, but for a license from AskBio in such additional fields, infringe one or more Valid Claims of the AskBio Patent Rights or otherwise use the AskBio Know-How, AveXis shall be required to obtain additional rights to the AskBio Licensed Technology from AskBio, which AskBio may or may not grant to AveXis, in its sole discretion.

8.2                               Prosecution and Maintenance of AskBio Patent Rights.  AskBio shall be responsible for the prosecution, maintenance and enforcement of the AskBio Patent Rights.  AskBio shall use commercially reasonable efforts to maintain all AskBio Patent Rights in the Field during the Term; provided, however, that AskBio shall have the right to abandon applicable patents or patent applications (or specific claims included therein) in which ****.

8.3                               Patent Marking and Licensed Product(s) & Licensed Product(s) Marking.  AveXis shall place appropriate patent and/or patent pending markings on each Licensed Product(s) or the packaging therefore in compliance with Applicable Laws.  The content, form, size, location and language of such markings shall be in accordance with Applicable Laws and practices of the country in which the applicable units of each Licensed Product(s) are distributed.  AveXis shall be responsible for all packaging (non-commercial and commercial) and labeling of Licensed Product(s).

ARTICLE 9
ENFORCEMENT AND DEFENSE OF ASKBIO LICENSED TECHNOLOGY.

9.1                               Notice of Infringement.  In the event of any actual or threatened infringement or misappropriation by any Third Party of any AskBio Licensed Technology in the Field, the Party first having knowledge of such infringement or misappropriation shall promptly notify the other Party in writing.  The notice shall set forth the facts of such infringement or misappropriation in reasonable detail.

9.2                               Prosecution of Actions.  AskBio shall have the sole right, but not the obligation, to carry out actions against Third Parties arising from such Third Parties’ infringement or misappropriation of the AskBio Licensed Technology.

9.3                               Third Party Claim of Infringement.  AveXis shall immediately notify AskBio in writing if it has knowledge of any Third Party claim challenging the validity or scope of any AskBio Licensed Technology.  In the event that a Third Party asserts a claim challenging the validity or scope of any AskBio Licensed Technology, AskBio shall have the sole right, but not the obligation, to control the defense of such claim.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AskBio shall not offer to settle, settle or otherwise compromise any such claim within the Field that admits fault or liability of AveXis without AveXis’ prior written consent, which consent shall not be unreasonably withheld or delayed.

ARTICLE 10
REPRESENTATIONS & WARRANTIES; LIMITATION OF LIABILITY.

10.1                        Mutual Representations and Warranties.  Each Party represents and warrants to the other that as of the Effective Date to the best of its knowledge and belief:

(a)                                 that it is a corporation duly organized, validly existing and in good standing under the laws and regulations of the jurisdiction in which it is incorporated;

(b)                                 the execution, delivery and performance of this Agreement by such party and all instruments and documents to be delivered by such Party hereunder (i) are within the corporate power of such Party and (ii) have been duly authorized by all necessary or proper corporate action; and

(c)                                  this Agreement has been duly executed and delivered by such Party and constitutes a legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors’ rights generally or by the availability of equitable remedies.

10.2                        AskBio Representations and Warranties.  AskBio represents and warrants to AveXis that as of the Effective Date AskBio has the right to grant to AveXis the license hereunder.

10.3                        Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY OF (A) MERCHANTABILITY, (B) FITNESS FOR A PARTICULAR USE OR PURPOSE, (C) NON-INFRINGEMENT BY THIRD PARTIES, (D) INFRINGEMENT OR MISAPPROPRIATION OF THIRD PARTIES’ INTELLECTUAL PROPERTY RIGHTS, (E) VALIDITY OR ENFORCEABILITY OF THE ASKBIO PATENT RIGHTS; (F) COMMERCIAL UTILITY, (G) THAT ANY PATENT APPLICATION INCLUDED IN THE ASKBIO PATENT RIGHTS WILL ULTIMATELY ISSUE, (H) SAFETY, RELIABILITY, OR EFFICACY OF ANY LICENSED PRODUCT(S), OR (I) THAT ANY LICENSED PRODUCT(S) DEVELOPED FROM THE ASKBIO PATENT RIGHTS WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS THE FOREGOING SET FORTH IN SUBSECTIONS (A)-(I).

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10.4                        Limitation of Liability.  EXCEPT FOR ****, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES.

ARTICLE 11
INSURANCE; INDEMNIFICATION.

11.1                        Insurance.  AveXis shall, at its own expense, maintain comprehensive general liability insurance, in the minimum amount of **** per occurrence and **** in the aggregate, and product liability insurance, in the minimum amount of **** per occurrence, and **** in the aggregate.  Following receipt of Marketing Authorization and for a period of **** after the expiration or earlier termination of this Agreement, AveXis shall, at its own expense, maintain comprehensive general liability insurance, including product liability insurance, in the minimum amount of **** per occurrence, and **** in the aggregate.  Any independent insurance carriers must be rated ****.  AveXis shall maintain such insurance for the Term of this Agreement and during any period in which AveXis is performing a Clinical Trial with a Licensed Product, and shall from time to time provide copies of certificates of such insurance to AskBio upon request.

11.2                        Indemnification Obligations.

(a)                                 AskBio’s Obligations.  AskBio shall defend, indemnify and hold AveXis and its shareholders, directors, officers, employees and agents (each, a “AveXis Indemnitee”) harmless from and against all losses, liabilities, damages, costs and expenses (including reasonable attorney’s fees and costs of investigation and litigation, regardless of outcome) resulting from all claims, demands, actions and other proceedings (collectively, “Claims”) to the extent arising from ****.  Notwithstanding the foregoing, AskBio shall not be liable for ****.

(b)                                 AveXis’ Obligations.  AveXis assumes all responsibility for and all risk of damage or injury that may occur as a result of ****.  AveXis shall defend, indemnify and hold AskBio, AskBio’s Affiliates, and their respective shareholders, directors, officers, employees and agents, and (each, an “AskBio Indemnitee”) harmless from and against all Claims to the extent arising from: ****.  Notwithstanding the foregoing, AveXis shall not be liable for ****.

11.3                        Procedures.  If any Claim covered by Section 11.2 is brought, the indemnifying Party’s obligations are conditional upon the following:

(a)                                 the indemnified Party shall promptly notify the indemnifying Party in writing of such Claim; provided, however, the failure to provide such notice within a reasonable period of time shall not relieve the indemnifying Party of any of its obligations hereunder except to the extent the indemnifying Party is actually prejudiced by such failure or delay;

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(b)                                 the indemnifying Party shall assume, at its cost and expense, the sole defense of such Claim through counsel selected by the indemnifying Party and reasonably acceptable to the other Party, except that those indemnified may at its option and expense select and be represented by separate counsel;

(c)                                  the indemnifying Party shall maintain control of such defense and/or the settlement of such Claim;

(d)                                 the indemnifying Party shall not have authority to consent to the entry of any judgment or to enter into any settlement or otherwise to dispose of such Claim without the prior written consent of the indemnified Party, such consent not to be unreasonably withheld or delayed; and

(e)                                  the indemnifying Party shall pay the full amount of any judgment, award or settlement with respect to such Claim and all other costs, fees and expenses related to the resolution thereof.

ARTICLE 12
TERM AND TERMINATION.

12.1                        Term.  Unless earlier terminated in accordance with this Agreement, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall automatically terminate upon the expiration and payment of all payment obligations by AveXis hereunder.

12.2                        Termination.

(a)                                 Termination without Cause.  AveXis shall be entitled to terminate this Agreement upon six (6) months’ advanced written notice to AskBio.

(b)                                 Termination for Cause.  Each Party shall have the right to terminate this Agreement in its entirety by providing written notice to the other Party if such other Party commits a material breach of any of its obligations under this Agreement and such breaching Party fails to cure such breach within: (i) **** of written notice of any failure to make timely payment of Royalties, Milestone Payment or Sales-Based Milestone Payment or any other amount that is not in dispute, when due hereunder, or (ii) **** of receipt of written notice of any other failure from the non-breaching Party (in either case, without such termination giving rise to the payment of any penalty, damages or indemnity by the nonbreaching Party).

(c)                                  Termination for Insolvency.  Notwithstanding anything contained in this Agreement to the contrary, either Party may terminate this Agreement immediately by written notice in the event: (i) the other Party voluntarily enters into bankruptcy proceedings; (ii) the other Party makes an assignment for the benefit of creditors;

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(iii) a petition is filed against the other Party under a bankruptcy law, a corporate reorganization law, or any other law for relief of debtors or similar law analogous in purpose or effect, which petition is not stayed or dismissed within **** of filing thereof; or (iv) the other Party enters into liquidation or dissolution proceedings or a receiver is appointed with respect to any assets of the other Party, which appointment is not vacated within ****.

(d)                                 Change of Control.  AskBio may terminate this Agreement in the event AveXis (i) researches, develops or commercializes any AAV-based treatment for hemophilia, or (ii) undergoes a change of control or is otherwise acquired by a Third Party that researches, develops or commercializes any AAV-based treatment for hemophilia, in each case, from the period beginning on the Effective Date until April 1, 2019 and, in each case, unless such change of control is first approved by AskBio, such approval not to be unreasonably withheld, delayed or conditioned if the party in control following such a change of control event agrees to additional restrictive measures as reasonably proposed by AskBio in its sole discretion prior to such change of control respecting the use of the AskBio Licensed Technology, including without limitation, an appropriate “firewall” between the AskBio Licensed Technology and the applicable AAV-based hemophilia program.  For avoidance of doubt, but without limitation, it shall not be unreasonable for AskBio to withhold its consent to a change of control if ****.

(e)                                  Challenge of Patent Rights.  Except at prohibited by Applicable Law, in the event AveXis institutes any legal action challenging the validity and/or enforceability of any of the AskBio Patent Rights during the Term of this Agreement, AskBio shall have the right, upon written notice to AveXis terminate this Agreement.

12.3                        Effect of Termination or Expiration.

(a)                                 Accrued Obligations.  Termination or expiration of this Agreement, in whole or in part, shall be without prejudice to: (i) any right or obligation having accrued or arisen on or before the effective date of such termination or expiration, including the right of either Party to receive all payments accrued and unpaid as of the effective date of such termination or expiration; (ii) the remedy of any Party in respect to any previous breach of this Agreement; and/or (iii) any other provisions hereof which expressly or necessarily call for performance after such termination or expiration.

(b)                                 General.  Subject to Section 12.3(c), upon termination of this Agreement for any reason whatsoever, all licenses and sublicenses granted to AveXis by AskBio hereunder shall automatically terminate.  Upon the early termination or expiration of this Agreement, the Receiving Party shall return to the Disclosing Party, such Disclosing Party’s Confidential Information; provided, however, that each Party’s legal counsel shall have the right to retain one (1) copy of the Disclosing Party’s Confidential Information in a secure location for the exclusive purposes of identifying and monitoring the Recipient’s continuing obligations under this Agreement.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(c)                                  Sell-Off of Inventory.  Upon termination of this Agreement by AveXis pursuant to Sections, 12.2(b) and 12.2(c), subject to payment of Royalties thereon (and if applicable, any Sales Based Milestone Payments), AveXis and its Sublicensees shall each be entitled to sell its remaining inventory of Licensed Product(s) under the terms and conditions set forth in this Agreement until the applicable expiration date for each such unit of Licensed Product(s).

(d)                                 Survival.  The following provisions shall survive expiration or termination of this Agreement: Articles 1, 5, 6, 7, 11 and 13 and Sections 8.1(a), 8.1(b), 8.1(c), 10.2, 10.3 and 12.3.

ARTICLE 13
MISCELLANEOUS

13.1                        Assignment.  Unless otherwise expressly permitted hereunder, neither Party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other Party; provided, however, that AskBio may assign any or all of its rights, except for the Right of Cross Reference under Section 6.2, and/or responsibilities hereunder without the other Party’s consent as part of: (a) the sale of all or substantially all of the assets or the entire business to which this Agreement relates, or (b) a merger, consolidation, reorganization or other combination with or into another person or entity.  Any assignment made in violation of this Section 13.1 shall be null and void.

13.2                        Notices.  All notices and reports required under, and other communications with respect to, this Agreement shall be in writing, in the English language, and given or sent to the Party to be notified at its respective address set forth below either (a) personally and thereby deemed to be given on that day, (b) by internationally recognized overnight courier service (e.g., Federal Express) and thereby deemed to be given on the third business day following dispatch, or (c) by registered letter and thereby deemed to be given on the tenth (10th) day following the day of posting.  Either Party may change its address and related information by giving notice to the other Party in the manner set forth in this Section 13.2.

If to AveXis, addressed to:

AveXis, Inc.

4925 Greenville Avenue, Ste. 604

Dallas, Texas 75206

Attention:  Chief Executive Officer

With copy to:

Margaret Brivanlou, Esq.

King & Spalding LLP

1185 Avenue of the Americas

New York, New York 10036

Dallas, Texas 75206

If to AskBio, addressed to:

Asklepios Biopharmaceutical, Inc.

45 N. Chatham Parkway

Chapel Hill, NC 27517

Attention:  Jade Samulski, Vice President

13.3                        Force Majeure.  Except for AveXis’ payment obligations hereunder, the obligations of either Party under this Agreement shall be excused during each period of delay caused by matters such as acts of God, strikes, shortages of raw materials, government orders, sufferance of or voluntary compliance with acts of government or governmental regulation (excluding acts of Regulatory Authorities), or acts of war or terrorism, which are reasonably beyond the control of the Party obligated to perform (each, a “Force Majeure Event”).  For the avoidance of doubt, the term Force Majeure Event shall not include a lack of funds, bankruptcy or other financial cause or disadvantage.  A Force Majeure Event shall be deemed to continue only so long as the affected Party shall be taking all reasonable actions necessary to overcome such condition.  If either Party shall be affected by a Force Majeure Event, such Party shall give the other Party prompt notice thereof, which notice shall contain the affected Party’s estimate of the duration of such condition and a description of the steps being taken or proposed to be taken to overcome such Force Majeure Event.  Any delay occasioned by any such cause shall not constitute a default under this Agreement, and the obligations of the Parties shall be suspended during the period of delay so occasioned.

13.4                        Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction or an arbitral panel convened pursuant to Section 13.11 to be invalid or unenforceable, it is the intention of the Parties that the other provisions of this Agreement shall continue in full force and effect.  It is further the intention of the Parties that in lieu of each such provision which is invalid, illegal or unenforceable, the Parties shall substitute or add as part of this Agreement a provision which shall be as similar as possible in the economic and business objectives intended by the Parties to such invalid, illegal or unenforceable provision, but which shall be valid, legal and enforceable.

13.5                        Amendment.  This Agreement may not be amended, varied or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each Party hereto.

13.6                        No Waiver.  Any waiver by either Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement.  The failure of either Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right to thereafter insist upon strict adherence to that term or any other term of this Agreement.  Any waiver must be in writing and signed by the Party against whom enforcement is sought.

13.7                        No Partnership.  AskBio and AveXis shall act as independent contractors and nothing herein shall be construed so as to constitute AskBio or AveXis as being a partner, joint venturer, agent or representative of the other Party for any purpose whatsoever.  Neither AskBio nor AveXis shall engage in any conduct which might create the impression or inference that the other Party is a partner, joint venturer, agent or representative thereof.

13.8                        Headings.  The headings contained in this Agreement are for convenience of reference only and are not considered a part of this Agreement and shall in no way affect or alter the meaning or effect of any of the provisions of this Agreement.

13.9                        Entire Agreement.  This Agreement (including the Exhibits hereto, all of which are incorporated herein by reference) constitute the entire agreement between the Parties with respect to the subject matter hereto and supersedes any prior or contemporaneous written or oral understanding, negotiations or agreements between and among them relating to the subject matter of this Agreement, including the Confidentiality Agreement; provided, however, that Confidential Information of either Party previously disclosed to the other Party under the Confidentiality Agreement shall be subject to the provisions of Article 7 of this Agreement from and after the Effective Date.  This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

13.10                 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A. without regard to its or any other jurisdiction’s choice of law rules.

13.11                 Dispute Resolution.

(a)                                 The Parties shall attempt to resolve any dispute, controversy, or claim arising out of, or in connection with, this Agreement amicably and promptly by negotiations between executives who have authority to settle the controversy.  Either Party may give the other Party written notice of any dispute not resolved in the normal course of business.  Within **** after delivery of such notice, executives of the Parties shall agree to meet at a mutually acceptable time and place (in person or via electronic communication methods), and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.  If the matter has not been resolved within **** of the first meeting of such executives, either Party may initiate arbitration of the dispute as provided for in Section 13.11(b).

(b)                                 All disputes which the Parties are unable to resolve amicably in accordance with Section 13.11(a) hereof within a period of **** from written notice by a Party of its intent to initiate such good faith negotiations, shall be finally settled by binding arbitration in accordance with the Rules of Arbitration of the American Arbitration Association (the “AAA”) by **** arbitrators appointed in accordance with said rules.  The seat of arbitration shall be New York, New York.  The main and the official language of the arbitration proceedings shall be, and all documents submitted in connection therewith shall be in the English language.  Judgment upon the award may be entered in any court having jurisdiction thereof or having jurisdiction over the applicable Party and/or its assets.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Notwithstanding the generality of Sections 13.11(a) and 13.11(b), and without waiver of a Party’s right to final adjudication on the merits by arbitration as provided herein, either Party may seek provisional remedies by filing a lawsuit in any court, domestic or foreign, having jurisdiction over the Parties or any assets of the Parties, to toll the running of a relevant statute of limitations or to seek equitable or other judicial relief to prevent or stop the breach or threatened breach of this Agreement, including the misuse or disclosure of Confidential Information or otherwise, and to enforce the Parties’ obligations hereunder.

13.12                 Publicity.  Neither Party shall make any public announcement or statement concerning this Agreement, its terms or its existence, without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

13.13                 Compliance with Applicable Law.  Each Party will comply with all Applicable Laws in performing its obligations and exercising its rights hereunder.  Nothing in this Agreement shall be deemed to permit AveXis or its Sublicensees to export, re-export or otherwise transfer any information or materials transferred hereunder or to deal in any way with Licensed Product(s) without complying with Applicable Laws.

13.14                 Counterparts; Facsimile.  This Agreement may be executed in more than one counterpart, each of which constitutes an original and all of which together shall constitute one enforceable agreement.  For purposes of this Agreement and any other document required to be delivered pursuant to this Agreement, facsimiles of signatures shall be deemed to be original signatures.  In addition, if any of the Parties sign facsimile copies of this Agreement, such copies shall be deemed originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused their authorized representatives to execute this Agreement as of the Effective Date.

ASKLEPIOS BIOPHARMACEUTICAL, INC.		AVEXIS, INC.

Signature:	/s/ Jade Samulski	Signature:	/s/ John D. Harkey Jr.

Name:	Jade Samulski	Name:	John D. Harkey Jr.

Title:	Vice President	Title:	Executive Chairman

APPENDIX I

AskBio Patent Rights

Self-Complementary Patent Rights:

Status	Country	Filing Date	Priority Date	Number	Patent or Publication Number	Issue Date	Expiration Date
****	****	****		****
****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****
	****	****		****	****
	****	****		****	****
	****	****		****	****
	****	****		****	****
	****	****		****	****
	****	****		****	****
	****	****		****	****
	****	****		****	****
	****	****		****	****

Hybrid Patent Rights

The following foreign patents include claims directed to AskBio’s Chimeric Vector Technology, which claims are expressly excluded from the definition of “AskBio Patent Rights” and no right or license is granted in or to such AskBio Chimeric Vector Technology claims under this Agreement.  For the avoidance of doubt, the specific claims that are included in the license grant are listed below.

Patent Filing	Type	Territory	Filing Date	Included claims
****	****			****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****

*The “AskBio Patent Rights” include all patents and applications claiming the same priority as the above PCT filing, limited to the included claims; provided, however, in no event shall the AskBio Patent Rights include ****.  Notwithstanding the anything to the contrary in this Agreement, if any future Patent Rights (e.g., any correction, divisions, etc.) in any of the Hybrid Patent Rights set forth in this Exhibit A **** shall not be included within the AskBio Patent Rights.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.